EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE INTERNATIONAL MULTI-MARKET LOCAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2011

1. The following replaces the first paragraph under "Overview." in "Investment Objectives & Principal Policies and Risks":

Overview. Each Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt (including U.S. Treasuries), mortgage-backed securities ("MBS"), floating-rate bank loans, secured floating-rate bank loans, municipal securities, corporate debt, other fixed-income securities (including taxable municipal securities), equity securities and commodities related investments. Each Fund engages in derivative transactions to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Global Macro Absolute Return Fund invests principally (over 50% of net assets) in high grade investments (rated A- or higher by Standard & Poor’s Ratings Group ("S&P"), Fitch Ratings ("Fitch") or A3 by Moody’s Investors Service, Inc.("Moody’s")) and may invest the remainder of its assets in lower-rated or unrated investments. Global Macro Absolute Return Advantage Fund may invest in securities of any investment grade, including those rated below investment grade (which are those rated below Baa by Moody’s, or below BBB by S&P or Fitch) or in unrated securities considered to be of comparable quality by the investment adviser ("junk investments"). Global Macro Absolute Return Fund and Strategic Income Fund may invest up to 10% of net assets and Emerging Markets Local Income Fund and International Multi-Market Local Income Fund may invest up to 5% of net assets in equity securities. Global Macro Absolute Return Fund and International Multi-Market Local Income Fund normally invest in at least three different countries (one of which is the United States). Global Macro Absolute Return Advantage Fund normally invests at least 40% of its net assets in foreign investments. For purposes of determining compliance with this requirement and Emerging Markets Local Income Fund’s 80% Policy the absolute value of the notional amount of long and short derivative positions will be treated as Fund assets. The Strategic Income Fund may also invest in Build America Bonds. Each Fund may borrow for investment purposes and engage in securities lending.

2. The following is added to the end of "Derivatives" under "Investment Objectives & Principal Policies and Risks":

Certain derivative transactions may give rise to a form of leverage. The Fund is required to segregate or "earmark" liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage investments may substantially exceed the initial investment.

3. The following is added as the second paragraph under "Purchasing Shares":

On October 1, 2010, Eaton Vance Global Macro Absolute Return Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans that had selected the Fund as an investment option prior to the close of business on October 1, 2010; or (3) fee-based programs: (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that had selected the Fund prior to the close of business on October 1, 2010. Sales of Fund shares may be further restricted or re-opened in the future.

4. The following replaces the third and fourth paragraphs under "Restrictions on Excessive Trading and Market Timing" in "Purchasing Shares":

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip (being a purchase, including an exchange purchase, followed or proceeded by a redemption, including an exchange redemption, followed or proceeded by a purchase, including an exchange purchase) within 90 days, it generally will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

  transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);
  transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
  transactions made by model-based discretionary advisory accounts;
  transactions made by an Eaton Vance fund that is structured as a "fund-of-funds", provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or
  transactions in shares of Eaton Vance U.S. Government Money Market Fund.

June 23, 2011	5175-6/11	GMIIPS3